Janus Investment Fund

Perkins Global Value Fund

Perkins International Value Fund

Supplement dated July 12, 2016

to Currently Effective Prospectuses

The following replaces the corresponding information for each of Perkins Global Value Fund and Perkins International Value Fund (each, a “Fund”) as noted below.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Perkins Global Value Fund’s Prospectuses:

Portfolio Managers: Gregory R. Kolb, CFA, is Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2005. George Maglares is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

2.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Perkins International Value Fund’s Prospectuses:

Portfolio Managers: Gregory R. Kolb, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since April 2013. George Maglares is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

3.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of each Fund:

Perkins Global Value Fund

Co-Portfolio Managers Gregory R. Kolb and George Maglares jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Gregory R. Kolb, CFA, is Chief Investment Officer of Perkins since 2015. Mr. Kolb is Co-Portfolio Manager of Perkins Global Value Fund, which he has managed or co-managed since May 2005. Mr. Kolb is also Portfolio Manager of other Janus accounts. Prior to joining Perkins, Mr. Kolb was Portfolio Manager from 2005 to July 2010 at Janus Capital. Mr. Kolb holds a Bachelor’s degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude. Mr. Kolb holds the Chartered Financial Analyst designation.

George Maglares is Co-Portfolio Manager of Perkins Global Value Fund, which he has co-managed since July 2016. He is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Perkins in September 2013 as a research analyst. Prior to joining Perkins, Mr. Maglares was a senior analyst with RoundKeep Capital Advisors from 2010 to 2012. He holds a Bachelor’s degree in Ethics, Politics and Economics from Yale University and a Master of Business Administration degree from the University of Chicago Booth School of Business.

Perkins International Value Fund

Co-Portfolio Managers Gregory R. Kolb and George Maglares jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Gregory R. Kolb, CFA, is Chief Investment Officer of Perkins since 2015. Mr. Kolb is Co-Portfolio Manager of Perkins International Value Fund, which he has co-managed since April 2013. Mr. Kolb is also Portfolio Manager of other Janus accounts. Prior to joining Perkins, Mr. Kolb was Portfolio Manager from 2005 to July 2010 at Janus Capital. Mr. Kolb holds a Bachelor’s degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude. Mr. Kolb holds the Chartered Financial Analyst designation.

George Maglares is Co-Portfolio Manager of Perkins International Value Fund, which he has co-managed since July 2016. He is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Perkins in September 2013 as a research analyst. Prior to joining Perkins, Mr. Maglares was a senior analyst with RoundKeep Capital Advisors from 2010 to 2012. He holds a Bachelor’s degree in Ethics, Politics and Economics from Yale University and a Master of Business Administration degree from the University of Chicago Booth School of Business.

References to Tadd H. Chessen are deleted.

Please retain this Supplement with your records.